UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2009
LSI INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Ohio	0-13375	31-0888951

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Alliance Road, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 793-3200

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Purchase Agreements.
On July 22, 2009 (the “Closing Date”) the registrant simultaneously entered into and consummated the transactions contemplated by a Purchase and Sale Agreement (the “Purchase Agreement”) with LSI Acquisition Inc., an Ohio corporation and wholly owned subsidiary of the registrant (“Buyer”), ADL Technology Inc., an Ohio corporation (“ADL Technology”), ADL Engineering Inc., an Ohio corporation (“ADL Engineering”), Craig A. Miller, Kevin A. Kelly, and David T. Feeney (collectively, the “Shareholders”).
Pursuant to the Purchase Agreement, the Buyer acquired substantially all of the assets of each of ADL Engineering and ADL Technology on the Closing Date and acquired certain real estate used in their business pursuant to a Real Estate Purchase Agreement (described below) entered into with Kelmilfeen Ltd., an Ohio limited liability company affiliated with the Shareholders (“Kelmilfeen”, and collectively with ADL Technology and ADL Engineering, the “Acquired Companies”). The Acquired Companies are in the business of producing electronic assemblies and subassemblies per customer specifications. The purchase price for the acquisition of the non-real estate assets of Acquired Companies was 2,469,676 unregistered shares of LSI Common Stock (“Common Shares”), 1,372,062 of which were deposited pursuant to the Escrow Agreement described below, $447,896 in cash and the assumption of certain indebtedness. Under the Real Estate Purchase Agreement entered into on the Closing Date with Kelmilfeen the Buyer acquired approximately five acres of land on which office and light industrial space is located in Columbus, Ohio (the “Property”). The Property serves as the principal place of operations of the business conducted by the Acquired Companies. The purchase price for the Property was $700,438 in cash plus the assumption of certain related indebtedness.
The registrant renamed the Buyer, now the owner of the business of the Acquired Companies, “LSI ADL Technology Inc.” The Acquired Companies and the Shareholders are collectively referred to herein as the “Sellers”.
Escrow Agreement.
As part of the purchase price the registrant deposited with U.S. Bank, National Association, as escrow agent (“Escrow Agent”), 1,372,062 Common Shares to satisfy post-closing indemnification claims, if any. Pursuant to the Escrow Agreement dated the Closing Date among the Buyer, Escrow Agent, and Shareholders one half of the escrowed shares are to be released eighteen months after the Closing Date with the remaining escrowed shares to be released on the second anniversary of the Closing Date as described therein to the extent the Buyer has not delivered any notice of claim that it is asserting indemnification against the Sellers pursuant to the Purchase Agreement.
Registration Rights Agreement.
Pursuant to the Registration Rights Agreement dated the Closing Date between the registrant and the Shareholders, the registrant granted certain piggyback registration rights to each of the Shareholders. Under certain circumstances, the registrant will be obligated to include certain of the Common Shares issued pursuant to the Purchase Agreement in a registration statement that the registrant may file with the Securities and Exchange Commission (“SEC”). The registrant is required to pay all registration expenses but is not required to pay any underwriting fees, discounts or commissions attributable to the sale of such Common Shares.
The foregoing description of the Purchase Agreement, Real Estate Purchase Agreement, Escrow Agreement, and Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the respective exhibits filed herewith and incorporated herein by reference. The Purchase Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the registrant or the Acquired Companies. The Purchase Agreement contains representations and warranties that the parties to the Purchase Agreement made to and solely for the benefit of each other for, among other reasons, to allocate certain risks among the parties. The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Purchase Agreement. Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they are only made as of the date of the Purchase Agreement, are modified in important part by the underlying disclosure schedules and, in some instances, are intended merely as a method of risk allocation.

Item 2.01 Completion of Acquisition or Disposition of Assets.
The information set forth in Item 1.01 is incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
In connection with the acquisition described in Item 1.01 above, the registrant issued 2,469,676 Common Shares on the Closing Date. The registrant issued these Common Shares as consideration for the acquisition of certain assets Acquired Companies and deposited 1,372,062 of them with the Escrow Agent pursuant to the Escrow Agreement described above. The Common Shares were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended.
Item 8.01 Other Events.
On July 22, 2009 the registrant issued a press release announcing its consummation of the transactions contemplated by the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

2.1
Purchase and Sale Agreement dated as of July 22, 2009 among LSI Industries Inc., LSI Acquisition Inc., ADL Technology Inc., ADL Engineering Inc., and Craig A. Miller, Kevin A. Kelly and David T. Feeney (The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any schedules to the Securities and Exchange Commission upon request.)

10.1	Escrow Agreement dated as of July 22, 2009 among LSI Acquisition Inc., Craig A. Miller, Kevin A. Kelly, David T. Feeney and U. S. Bank, National Association
10.2	Registration Rights Agreement dated as of July 22, 2009 by and between LSI Industries Inc. and Craig A. Miller, Kevin A. Kelly and David T. Feeney
10.3	Real Estate Purchase Agreement between Kelmilfeen Ltd. and LSI Acquisition Inc. dated July 22, 2009
99.1	Press Release dated July 22, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI INDUSTRIES INC.

/s/ Ronald S. Stowell

Ronald S. Stowell
Vice President, Chief Financial Officer
and Treasurer
(Principal Accounting Officer)
July 24, 2009

EXHIBIT INDEX

Exhibit No.	Description
2.1
Purchase and Sale Agreement dated as of July 22, 2009 among LSI Industries Inc., LSI Acquisition Inc., ADL Technology Inc., ADL Engineering Inc., and Craig A. Miller, Kevin A. Kelly and David T. Feeney (The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any schedules to the Securities and Exchange Commission upon request.)

10.1	Escrow Agreement dated as of July 22, 2009 among LSI Acquisition Inc., Craig A. Miller, Kevin A. Kelly, David T. Feeney and U. S. Bank, National Association
10.2	Registration Rights Agreement dated as of July 22, 2009 by and between LSI Industries Inc. and Craig A. Miller, Kevin A. Kelly and David T. Feeney
10.3	Real Estate Purchase Agreement between Kelmilfeen Ltd. and LSI Acquisition Inc. dated July 22, 2009
99.1	Press Release dated July 22, 2009